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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 19, 1998


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                                  SKYWEST, INC.
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             (Exact name of registrant as specified in its charter)


            UTAH                         0-14719                 87-0292166
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(State or other jurisdiction of   (Commission File No.)        (IRS Employer
       incorporation)                                        Identification No.)


                              444 South River Road
                             St. George, Utah 84790
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          (Address of principal executive offices, including zip code)



                                 (435) 634-3000
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              (Registrant's telephone number, including area code)


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                                TABLE OF CONTENTS

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
         ITEM 5.  OTHER EVENTS..................................................................................  1

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.............................................................  1

                  b.       Exhibits.............................................................................  1

         SIGNATURE..............................................................................................  2
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ITEM 5.  OTHER EVENTS.

         On January 19, 1998, SkyWest Airlines, Inc. ("SkyWest"), a wholly-owned operating subsidiary of SkyWest, Inc. (the "Registrant"), and United Air Lines, Inc. ("United") entered into a United Express Agreement (the "United Express Agreement"), pursuant to which SkyWest has operated as a United Express carrier at United's hub in Los Angeles, California since October 1, 1997. Contemporaneously with the execution of the United Express Agreement, SkyWest and United entered into an Addendum to the United Express Agreement (the "United Express Addendum"), pursuant to which SkyWest will also operate as the United Express carrier at United's hub in San Francisco, California, beginning June 1, 1998. Under the United Express Agreement, SkyWest presently offers 120 scheduled daily United Express departures coordinated to connect with United's flights from Los Angeles International Airport. The United Express Addendum contemplates that SkyWest will offer approximately 168 scheduled daily departures coordinated to connect with United's flights from San Francisco International Airport. The United Express Agreement expires in September 2002 with respect to operations in Los Angeles and in May 2008 with respect to operations in San Francisco, subject to termination by United upon 180 days' notice. United may, however, terminate the United Express Agreement for cause upon 30 days' written notice.

         Copies of the United Express Agreement, United Express Addendum and a press release relating thereto are attached as exhibits to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3 respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         b.       Exhibits.

                  99.1  --  United Express Agreement dated January 19, 1998

                  99.2  --  Addendum to United Express Agreement dated January
                            19, 1998

                  99.3  --  Press Release dated January 19, 1998



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SKYWEST, INC.


                           /s/ Bradford R. Rich
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                           Bradford R. Rich, Executive Vice President
                           and Chief Financial Officer


Date:    January 21, 1998



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